Exhibit 99.1

CHC HELICOPTER’S FISCAL-2013 THIRD QUARTER

MARKS EIGHTH STRAIGHT OF REVENUE, EBITDAR GROWTH

•	Revenue of $442M Up 9 Percent Year-Over-Year

•	EBITDAR Increases 18 Percent, to $121M

•	New Flying-Services Wins Recorded Around the Globe

March 13, 2013 – Vancouver, British Columbia, Canada – CHC Helicopter marked the eighth consecutive quarter of revenue and earnings growth in its fiscal third-quarter 2013. Results included double-digit EBITDAR gains in both the flying and maintenance, repair and overhaul (MRO) businesses.

Consolidated revenue rose 9 percent, to $442 million, for the quarter that ended Jan. 31. CHC recorded a net loss of $63 million for the period, including a non-cash, deferred tax-asset write-off of $28 million.

EBITDAR – earnings before interest, taxes, depreciation, amortization and aircraft rental costs (EBITDAR), a leading measure of CHC’s operational profitability – was $121 million, up 18 percent.

	Third Quarter			Year-to-Date
(U.S.$, in millions)	FY13	FY12	Change(ii)	FY13	FY12	Change(ii)
Revenue	$442	$407	9%	$1,305	$1,240	5%
EBITDAR(i)	$121	$102	18%	$348	$309	12%
EBITDA(i)	$68	$56	22%	$198	$180	10%

(i)	Non-GAAP financial measure. See reconciliation to applicable GAAP measure below.
(ii)	All growth rates in this release are year-over-year unless otherwise noted.

Revenue for CHC’s flying segment was up 10 percent; EBITDAR for the unit rose 13 percent.

Heli-One, the company’s MRO business, continued to expand the sales backlog for its services, which are often contracted for and recognized over several years. In the most recent quarter, total revenue was up 5 percent. Higher sales and enhanced operational efficiency contributed to an EBITDAR increase of 23 percent.

“We’re delivering solid operating results at the same time we’re streamlining and making other improvements that are strengthening CHC for the long haul,” said William Amelio, the company’s president and chief executive officer. “That’s what good companies do.”

“We’re better positioning ourselves to serve customers by meeting their changing requirements, and doing it with ever-higher levels of safety.”

BUSINESS HIGHLIGHTS

Helicopter Services (flying)

•

Revenue gains in CHC’s flying business were largest in Brazil, Australia, and the Western North Sea. EBITDAR was up sharply in all of those locations along with the Eastern North Sea; in Brazil, the measure nearly doubled.

•	Contract wins in the quarter were broadly distributed around the world – in places including Thailand, Norway, the U.K. and Australia.

•

CHC was recently chosen for contracts in the strategically important Africa region: one with Shell, providing two heavy aircraft to follow a mobile deepwater exploration rig along the Sub-Saharan coast; and a second in Nigeria through Atlantic Aviation, the first for the newly formed partnership with Jagal Group that represents CHC’s return to that country.

Heli-One (MRO)

•	During Q3 Heli-One negotiated and has since completed major new contracts with:

•	The U.K. Ministry of Defense, to service dozens of Turbomeca Makila engines over more than 10 years, and

•	Brazil-based Omni Taxi Aereo, to increase the range of airframes covered by and extend into 2018 a power-by-the-hour, or PBH, services agreement between the companies.

About CHC

CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One division. The company is headquartered in Vancouver and operates more than 240 aircraft in about 30 countries around the world.

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Segment Performance (Unaudited)

(US$, in thousands)

Segment Third Party Revenue

	For the three months ended January 31,		For the nine months ended January 31,
	2013	2012	2013	2012
Helicopter Services	410,950	375,306	1,203,471	1,131,879
MRO	29,469	30,410	96,503	103,707
Corporate and Other	1,420	1,217	4,720	3,996

Consolidated totals	$441,839	$406,933	$1,304,694	$1,239,582

EBITDAR and EBITDA Summary

	For the three months ended January 31,		For the nine months ended January 31,
	2013	2012	2013	2012
Helicopter Services	122,941	108,494	346,495	311,182
MRO	17,793	14,525	59,539	54,474
Corporate and Other	(20,198)	(21,197)	(58,502)	(56,303)

Consolidated EBITDAR (i)	120,536	101,822	347,532	309,353

Less: aircraft lease and associated costs	(52,163)	(45,868)	(149,390)	(128,968)

Consolidated EBITDA (i)	$68,373	$55,954	$198,142	$180,385

(i) See reconciliations to GAAP measures below.

Consolidated Statement of Operations (Unaudited)

(US$, in thousands)
	For the three months ended		For the nine months ended
	January 31, 2013	January 31, 2012	January 31, 2013	January 31, 2012
Revenue	$441,839	$406,933	$1,304,694	$1,239,582

Operating Expenses
Direct costs	(355,645)	(333,369)	(1,053,129)	(1,013,356)
Earnings from equity accounted investees	850	421	2,687	1,642
General and administration costs	(18,671)	(18,031)	(56,110)	(47,483)
Amortization	(28,701)	(28,359)	(84,646)	(80,891)
Restructuring costs	(4,890)	(3,728)	(8,617)	(15,612)
Impairment of receivables and funded residual value guarantees	(464)	(208)	(1,036)	(161)
Impairment of intangible assets	(1,125)	(887)	(6,943)	(2,712)

Impairment of assets held for sale	(2,160)	(922)	(11,457)	(12,554)
Impairment of assets held for use	(4,064)	—	(4,724)	—
Gain (loss) on disposal of assets	(4,402)	(795)	(9,019)	2,946

	(419,272)	(385,878)	(1,232,994)	(1,168,181)

Operating income	22,567	21,055	71,700	71,401

Interest on long-term debt	(33,991)	(29,070)	(93,949)	(89,256)
Foreign exchange gain (loss)	3,854	(10,437)	7,015	(7,798)
Other financing charges	(10,862)	(7,782)	(22,465)	(14,017)

Loss from continuing operations before tax	(18,432)	(26,234)	(37,699)	(39,670)

Income tax recovery (expense)	(44,303)	(10,603)	(50,606)	1,882

Loss from continuing operations	(62,735)	(36,837)	(88,305)	(37,788)

Income (loss) from discontinued operations, net of tax	212	(1,216)	1,024	(9,528)

Net loss	($62,523)	($38,053)	($87,281)	($47,316)

Net income (loss) attributable to:

Controlling interest	$(58,250)	$(38,325)	$(84,356)	$(58,118)
Non-controlling interest	(4,273)	272	(2,925)	10,802

Net loss	($62,523)	($38,053)	($87,281)	($47,316)

Consolidated Statement of Cash Flows (Unaudited)
(US$, in thousands)

	For the three months ended		For the nine months ended
	January 31, 2013	January 31, 2012	January 31, 2013	January 31, 2012
Cash provided by (used in):
Operating activities:
Net loss	$(62,523)	$(38,053)	$(87,281)	$(47,316)

Less: Income (loss) from discontinued operations, net of tax	212	(1,216)	1,024	(9,528)

Loss from continuing operations	(62,735)	(36,837)	(88,305)	(37,788)

Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:

Amortization	28,701	28,359	84,646	80,891
Loss (gain) on disposal of assets	4,402	795	9,019	(2,946)

Asset impairments	7,813	2,017	24,160	15,427
Earnings from equity accounted investees	(850)	(421)	(2,687)	(1,642)
Deferred income taxes	29,196	4,845	22,944	(9,108)
Non-cash leasing and debt costs	350	(569)	46	(1,875)
Increase to deferred lease financing costs	(1,262)	(1,192)	(2,751)	(8,680)
Pension contributions, net of pension expense	(11,502)	(11,210)	(28,938)	(26,770)
Foreign exchange loss (gain)	(4,278)	7,282	(1,896)	9,350
Other	(1,347)	(1,707)	3,972	(3,347)
Increase (decrease) in cash resulting from changes in operating assets and liabilities	8,987	18,464	(46,493)	(13,762)

Cash provided by (used in) operating activities	(2,525)	9,826	(26,283)	(250)

Financing activities:

Sold interest in accounts receivable, net of collections	(14,938)	2,575	(6,021)	42,657
Proceeds from issuance of capital stock	—	20,000	—	80,000
Proceeds from issuance of senior secured notes	—	—	202,000	—
Long-term debt proceeds	422,220	195,000	812,449	600,000
Long-term debt repayments	(345,770)	(175,204)	(817,594)	(565,743)
Increase in deferred financing costs relating to the notes	—	—	(3,793)	—

Cash provided by financing activities	61,512	42,371	187,041	156,914

Investing activities:
Property and equipment additions	(176,291)	(88,297)	(318,558)	(253,048)
Proceeds from disposal of property and equipment	114,483	74,118	207,896	165,238
Aircraft deposits, net of lease inception refunds	(8,591)	(23,245)	(49,517)	(59,360)
Restricted cash	(2,977)	(13,731)	2,407	(12,978)
Distribution from equity investments	745	—	745	936

Cash used in investing activities	(72,631)	(51,155)	(157,027)	(159,212)

Cash provided by (used in) continuing operations	(13,644)	1,042	3,731	(2,548)
Cash flows provided by (used in) discontinued operations:
Cash flows provided by (used in) operating activities	212	(207)	1,024	(1,695)
Cash flows provided by (used in) financing activities	(212)	207	(1,024)	1,695

Cash provided by (used in) discontinued operations	—	—	—	—
Effect of exchange rate changes on cash and cash equivalents	4,186	(8,895)	42	(19,699)

Change in cash and cash equivalents during the period	(9,458)	(7,853)	3,773	(22,247)
Cash and cash equivalents, beginning of period	68,778	54,527	55,547	68,921

Cash and cash equivalents, end of period	$59,320	$46,674	$59,320	$46,674

Consolidated Balance Sheets (Unaudited)
(US$, in thousands)
	January 31, 2013	April 30, 2012
Assets

Current Assets:
Cash and cash equivalents	$59,320	$55,547
Receivables, net of allowance for doubtful accounts	287,751	266,115
Income taxes receivable	27,310	20,747
Deferred income tax assets	—	8,542
Inventories	105,774	90,013
Prepaid expenses	24,394	21,183
Other assets	38,714	33,195

	543,263	495,342

Property and equipment, net	1,186,376	1,026,860
Investments	25,739	24,226
Intangible assets	202,591	217,890
Goodwill	437,359	433,811
Restricted cash	23,538	25,994
Other assets	406,920	363,103
Deferred income tax assets	10,884	48,943
Assets held for sale	42,174	79,813

	$2,878,844	$2,715,982

Liabilities and Shareholder’s Equity

Current Liabilities:
Payables and accruals	$394,238	$363,064
Deferred revenue	20,951	23,737
Income taxes payable	46,658	43,581
Deferred income tax liabilities	2,020	11,729
Current facility secured by accounts receivable	41,259	45,566
Other liabilities	23,164	23,648
Current portion of long-term debt	24,104	17,701

	552,394	529,026

Long-term debt	1,479,222	1,269,379
Deferred revenue	52,633	43,517
Other liabilities	194,662	191,521
Deferred income tax liabilities	11,830	20,072

Total liabilities	2,290,741	2,053,515

Redeemable non-controlling interests	(1,646)	1,675
Capital stock: Par value 1 Euro;
Authorized and issued:
1,228,377,770 and 1,228,377,770, respectively	1,607,101	1,607,101
Contributed surplus	55,652	55,318
Deficit	(1,024,387)	(940,031)
Accumulated other comprehensive loss	(48,617)	(61,596)

Total shareholder’s equity	589,749	660,792

	$2,878,844	$2,715,982

Non-GAAP Financial Measures:

This press release includes non-GAAP financial measures, segment earnings before interest, taxes, depreciation, amortization and aircraft lease rent and associated costs (“segment EBITDAR (adjusted)”) referred to above as EBITDAR and earnings before interest, taxes, depreciation and amortization (“EBITDA”) that are not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are not performance measures under GAAP and should not be considered as alternatives to net earnings (loss) or any other performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies. CHC has provided a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure below. CHC has chosen to include segment EBITDAR (adjusted) as we consider this to be a significant indicator of our financial performance and use this measure to assist us in allocating available capital resources. We have also included EBITDA as this measure is useful to our debt holders as it is a proxy of Adjusted EBITDA, a non-GAAP measure. Adjusted EBITDA provides useful information to investors as it is a measure to calculate certain financial covenants related to our revolving credit facility and certain covenants in the indenture. CHC has provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure below and has presented a detailed discussion of its reasons for including non-GAAP financial measures and the limitations associated with those measures as part of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. CHC encourages investors to review the reconciliation and the non-GAAP discussion in conjunction with our presentation of these non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures
(US$, in thousands)
	For the three months ended January 31,		For the nine months ended January 31,
	2013	2012	2013	2012
Helicopter Services	$122,941	$108,494	$346,495	$311,182
MRO	17,793	14,525	59,539	54,474
Corporate and Other	(20,198)	(21,197)	(58,502)	(56,303)

Consolidated EBITDAR	120,536	101,822	347,532	309,353
Less: aircraft lease and associated costs	(52,163)	(45,868)	(149,390)	(128,968)

Consolidated EBITDA	68,373	55,954	198,142	180,385
Amortization	(28,701)	(28,359)	(84,646)	(80,891)
Restructuring costs	(4,890)	(3,728)	(8,617)	(15,612)
Impairment of receivables and funded residual value guarantees	(464)	(208)	(1,036)	(161)
Impairment of intangible assets	(1,125)	(887)	(6,943)	(2,712)
Impairment of assets held for sale	(2,160)	(922)	(11,457)	(12,554)
Impairment of assets held for use	(4,064)	—	(4,724)	—
Gain (loss) on disposal of assets	(4,402)	(795)	(9,019)	2,946

Operating income	22,567	21,055	71,700	71,401
Interest on long-term debt	(33,991)	(29,070)	(93,949)	(89,256)
Foreign exchange gain (loss)	3,854	(10,437)	7,015	(7,798)
Other financing charges	(10,862)	(7,782)	(22,465)	(14,017)

Loss from continuing operations before tax	(18,432)	(26,234)	(37,699)	(39,670)
Income tax recovery (expense)	(44,303)	(10,603)	(50,606)	1,882

Loss from continuing operations	(62,735)	(36,837)	(88,305)	(37,788)
Income (loss) from discontinued operations, net of tax	212	(1,216)	1,024	(9,528)

Net loss	($62,523)	($38,053)	($87,281)	($47,316)

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Cautionary Note on Forward-Looking Statements:

This press release contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995 and any applicable Canadian securities legislation. All statements, other than statements of historical fact included in this press release, regarding our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, the actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include, but are not limited to, the following: exchange rate fluctuations, industry exposure, inflation, inability to enter into new contracts or the loss of existing contracts, inability to maintain government issued licenses, inability to obtain necessary aircraft or insurance, competition, political, economic and regulatory uncertainty, loss of key personnel, work stoppages due to labor disputes, accidents, mechanical failures, regulatory actions and future material acquisitions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K, our quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.